                                                                    Exhibit 99.1

                               AGREEMENT FOR SALE
                               ------------------

         THIS AGREEMENT FOR SALE ("Agreement") is dated as of March 15, 2002
                                   ---------
(the "Effective Date"), by and between MOUNT PLEASANT KPT LLC, a Delaware
      --------------
limited liability company ("Seller"), and DRA ADVISORS, INC., a Delaware
                            ------
corporation ("Buyer").
              -----

         IN CONSIDERATION of the respective agreements hereinafter set forth, Seller and Buyer agree as follows:

         1. Property Included in Sale. Seller hereby agrees to sell and convey
            -------------------------
to Buyer, and Buyer hereby agrees to purchase from Seller, subject to the terms and conditions set forth herein, all of Seller's right, title and interest in and to the following:

            (a) That certain land located in Mount Pleasant, Charleston County, South Carolina, more particularly described on Exhibit A-1 and Exhibit A-2
                                               -----------     -----------
attached hereto; and all rights, privileges and easements appurtenant thereto (collectively, the "Land").
                    ----

            (b) The ground lessee's interest in that certain Lease Agreement between Harvey Wilson McCormick ("McCormick") and ASJ Partnership Group, a South
                                  ---------
Carolina general partnership ("ASJ"), as the original lessee, dated May 19, 1995, as evidenced by a certain Memorandum of Lease for Recording, dated or even date therewith and recorded on May 24, 1995 in the RMC Office for Charleston County, South Carolina (the "RMC Office") in Book S-255 at Page 255, ASJ's
                             ----------
interest in which was assigned to AJS Group, LLC, a South Carolina limited liability company ("AJS"), by a certain Assignment of Ground Lease dated as of
                    ---
November 3, 1997, and amended by that certain Amendment to Ground Lease dated November 21, 1997 and recorded on November 25, 1997 in the RMC Office in Book N-293 at Page 458 and that certain Amendment to Memorandum of Lease for Recording dated April 9, 1998 and recorded on April 10, 1998 in the RMC Office in Book T-300 at Page 618, and that certain Third Amendment to Ground Lease dated June 14, 1999 and recorded on June 23, 1999 in the RMC Office, AJS's interest in which was assigned to Seller by that certain Assignment of Ground Lease dated April 9, 1998, and amended by that certain Fourth Amendment to Memorandum of Lease for Recording dated August 6, 1999 and recorded on August 27, 1999 in Book J-333 at page 386 (as amended and assigned, the "Ground
                                                                  ------
Lease"), relating to that certain real property more particularly described on
-----
Exhibit A-3 attached hereto (collectively, the "Ground Lease Land").
                                                -----------------

            Together with all improvements on the Land and the Ground Lease Land, including, without limitation, the multi-story shopping center commonly known as the Mount Pleasant Towne Centre (collectively, the "Improvements"), and
                                                             ------------
all easements, rights of way, appurtenances and all other benefits attached to and running with the Land and the Ground Lease Land (the "Benefits"). The Land,
                                                          --------
the Improvements, the Benefits and all of Seller's right, title and interest in and to the Ground Lease Land are sometimes collectively referred to as the "Real
                                                                            ----
Property".
--------

            (c) The landlord's interest in all Leases (as more particularly described in Section 4(b) below) relating to occupancy of the Real Property by
             -----------
anyone other than Seller.

            (d) All equipment, machinery, keys, furniture, furnishings, supplies and other tangible personal property owned by Seller, and Seller's interests in any such property leased by Seller, located on and used exclusively in connection with the Real Property and listed on Exhibit Q (collectively, the "Tangible Personal Property").
   ---------                     --------------------------

         (e) To the extent assignable, and to the extent Seller's obligations thereunder are expressly assumed by Buyer pursuant to this Agreement, all service, supply, equipment rental and other contracts, leases, and other obligations relating to the operation of the Property (collectively, the "Contracts")
----------

         (f) To the extent assignable, all intangible personal property owned by Seller, if any, and related to the Real Property, including, without limitation: all trade names and trade marks associated with the Real Property, including Seller's rights and interests, if any, in the name "Mount Pleasant Towne Centre"; all warranties and guarantees related to the Real Property and listed on Exhibit R, the Improvements or the Tangible Personal Property;
          ---------
governmental permits, approvals and licenses; all rights of Seller under that certain Agreement dated December 19, 2000 between AJS Group, LLC and Seller (including specifically the rights of Seller under Section 10(n) thereof); and all rights to files relating to the ownership and operation of the Property following the Closing Date (collectively, the "Intangible Property").
                                               -------------------

      All of the items referred to in Sections 1(a) through (f) above are
                                      ------------          --
hereinafter collectively referred to as the "Property."
                                             --------

      2. Purchase Price; Loan Assumption.
         -------------------------------

         (a) The purchase price for the Property is Fifty-Five Million Two Hundred Fifty Thousand Dollars ($55,250,000.00) (the "Purchase Price"), subject
                                                      --------------
to the credits, adjustments and prorations provided for in this Agreement.

                (i) The Purchase Price shall be paid at Closing by (i) assumption by Buyer of the "Existing Mortgage", as more particularly provided in
Section 5(d), below, and (ii) payment of the balance of the Purchase Price, as
------------
adjusted (the "Cash Portion") as more particularly provided in Section 6(c)(i),
               ------------                                    ---------------
below.

      3. Deposit.
         -------

         (a) Within two (2) business days following the execution and delivery of this Agreement by Buyer, Buyer shall deliver to TSNY of New York City, Inc., Two Park Avenue, Suite 1420, New York, NY 10016 (the "Title Company") in escrow
                                                      -------------
the sum of Seven Hundred Fifty Thousand Dollars ($750,000.00) (the "Deposit").
                                                                    -------
The Deposit shall be held and released by the Title Company in accordance with the provisions of this Agreement and the escrow provisions attached as Exhibit
                                                                       -------
B. The Title Company shall designate, by written notice to Buyer and Seller, an
-
agent in the locality of the Property to serve as custodian of all documents to be delivered into escrow pursuant to this Agreement and to handle the recordation of all documents to be admitted to record. At the election of Buyer, the Deposit may be in the form of an irrevocable, unconditional letter of credit in a form and issued by an institution approved by Seller, and payable to the order of Seller. Contemporaneously with the execution and delivery of this Agreement by Buyer, Buyer shall cause the Title Company to deliver to Seller a letter from Fidelity National Title Insurance Company of New York, in form and substance acceptable to Seller, insuring the fidelity of and the performance of this Agreement by Title Company.

         (b) All cash sums constituting the Deposit shall be held in an interest-bearing account or in investments approved by Seller and Buyer and interest accruing thereon shall be for the account of Buyer. All interest earned on the Deposit shall be considered a portion of the Deposit. In the event the sale of the Property as contemplated hereunder is consummated, the Deposit shall be applied to the Purchase Price at Closing (as hereinafter defined) in accordance with the provisions of this Agreement. In the event this Agreement is terminated by either party or the Closing does not otherwise take place, the disposition of the Deposit shall be governed by the applicable provisions of this Agreement and the escrow provisions attached as Exhibit B.
                       ---------

         (c) Notwithstanding the foregoing, all funds to be deposited with the Title Company pursuant to this Agreement shall be made payable to the order of and deposited in escrow accounts in the name of Fidelity National Title Insurance Company of New York, to be held and disbursed in accordance with the provisions of this Agreement.

     4.  Review Period.
         -------------

     4.1 During the period commencing on the Effective Date and ending on
April 8, 2002 (the "Review Period"), Buyer, at its sole risk, cost and expense,
                    -------------
shall have the right to examine, inspect and investigate the Property, and to determine, in Buyer's sole and absolute discretion, whether to consummate the purchase of the Property, subject to the limitations contained in this Section
                                                                       -------
4. Buyer's investigations may include, without limitation, the following:
-

         (a) Review and approval of title to the Property. In furtherance thereof, Buyer shall obtain at Buyer's expense:

                 (i) a title insurance commitment for the Real Property (the "Commitment"), issued by the Title Company, accompanied by copies of all
 ----------
documents referred to in the Commitment. The Commitment shall evidence the Title Company's agreement to issue an Owner's Policy of Title Insurance ("Title
                                                                    -----
Policy"), in the full amount of the Purchase Price.
------

                 (ii) an ALTA survey of the Real Property by a licensed surveyor or civil engineer, certified to, Buyer and in sufficient detail to provide the basis for the Title Policy (the "Survey").
                                             ------

                 Buyer acknowledges that, prior to the Effective Date, Buyer has reviewed the Owner's Policy of Title Insurance No. 85-01-514251dated November
10, 1998 issued by Lawyers Title Insurance Company, the Leasehold Owner's Policy of Title Insurance No. 138-00-022810 dated August 27, 1999 issued by Lawyers Title Insurance Company, the Owner's Policy of Title Insurance No. 85-01-514254 dated May 12, 1999, issued by Lawyers Title Insurance Company, and the Loan Policy of Title Insurance No.41-0023-08-0000752 dated December 20, 2000 issued by Chicago Title Insurance Company (collectively, "Seller's Title Policy"), and
                                                   ---------------------
the ALTA/ACSM Land Title Survey of the Real Property dated November 22, 2000 prepared by Thomas & Hutton Engineering Co. ("Seller's Survey") as a part of the
                                              ---------------
Initial Due Diligence Materials (as hereinafter defined).

         (b) Review and approval of all leases and rental agreements relating to the Property, and any guarantees applicable thereto, in effect as of the Effective Date (the "Leases").
                         ------

         (c) Review and approval of copies and a list of all Contracts and all operating statements and other financial records and reports relating to the operation of the Property as Buyer may reasonably request (collectively, the "Reports").
 -------

          (d) Review and approval of the notes, mortgages or deeds of trust, and other documents (collectively, the "Mortgage Documents") evidencing, securing or
                                    ------------------
otherwise relating to that certain deed of trust loan (the "Existing Mortgage")
                                                            -----------------
secured by, among other things, a certain Deed of Trust for the benefit of GMAC Commercial Mortgage Corporation ("Lender") and encumbering the Property, having
                                  ------
an outstanding principal balance of approximately $45,900,000 as of March 1, 2002. The Existing Mortgage proceeds have been fully disbursed, but Lender has retained from those proceeds the sum of $1,000,000 as a collateral reserve escrow (the "Collateral Reserve Escrow"), as more particularly described in the Mortgage Documents.

          (e) Review and approval of that certain Declaration of Covenants, Conditions and Restrictions Market Center dated April 27, 1997 by AJS, as Declarant, and recorded in the RMC Office in Book E-283 at Page 433, as amended (as amended, the "Market Center Declaration"). At Closing, Buyer shall accept an
                  -------------------------
assignment of and assume all of Seller's duties and obligations as "Declarant" under the Market Center Declaration accruing from and after the Closing.

          (f) Review and approval of the documents evidencing or otherwise relating to the Market Center Association, Inc. (the "Association"). At Closing,
                                                      -----------
Buyer shall accept an assignment of and assume all of Seller's duties and obligations relating to the Association accruing from and after the Closing.

          (g) Entry upon the Property to make and perform physical and other non-invasive inspections and investigations of the Property. Buyer shall be permitted to enter the Property at reasonable times during normal business hours from time to time during the Review Period (and thereafter until the Closing Date if this Agreement remains in effect) following not less than one (1) day's prior written or oral notice to Marc Liles or Robin Malphrus (collectively, the "Seller Representatives") to conduct its inspections and investigations. Buyer agrees not to unreasonably interfere with the operations of Seller or any tenants of Seller. Buyer agrees to indemnify and hold Seller harmless against any claims for bodily injury, property damage and mechanics' liens, and Seller's attorneys' fees arising out of any actions of Buyer or its agents or representatives on the Property in the course of such activities. If any inspection or test disturbs the Property, Buyer shall restore the Property to substantially the same condition as existed prior to any such inspection or test. At Seller's request, Buyer shall provide Seller with evidence of insurance reasonably acceptable to Seller in an amount not less than $1,000,000 per occurrence, naming Seller as an additional insured, to insure against Buyer's activities under this paragraph. Buyer shall not contact any tenants of the Property without first providing one or more Seller Representatives with written or oral notice and, if Seller has provided prior written notice as to such tenant to Buyer in writing, a reasonable opportunity for a person designated by Seller to participate in such discussions. At Buyer's request, Seller shall schedule tenant interviews at which a representative of Seller may be present.

          (h) Identify and confirm the availability from all applicable private and governmental authorities of all zoning, platting, site plan, and other applicable approvals, permits, licenses and easements. Buyer shall not contact any governmental authority having jurisdiction over the Property without first providing one or more Seller Representatives with written or oral notice and a reasonable opportunity to participate in such discussions. Notice to Seller shall not be required with respect to a customary code compliance review of public records.

          (i) Review and determine the existence, availability and sufficiency of connections to electricity, gas, telephone, cable, sewer, water, storm drain facilities and all other utilities to service the Property.

          (j) Review of the Tangible Personal Property.

          (k) As a condition of Buyer's obligation to proceed beyond the expiration of the Review Period, at least one business day prior to the expiration of the Review Period, Seller shall have delivered to Buyer an agreement executed by New England Audio Co., Inc. ("NEAC") or Tweeters Home Entertainment Group, Inc. ("Tweeters"), unconditionally (except as hereinafter provided) committing to lease space currently occupied by Morgan Stewart, substantially in accordance with the terms reflected in the draft lease delivered to Buyer prior to the Effective Date (Seller agreeing to use good faith efforts to incorporate comments to such draft provided by Buyer), such lease to be subject to and conditioned upon the termination of the Morgan Stewart lease, and such lease to be guaranteed by Tweeters if NEAC is the designated tenant; provided, however, that if Seller is unable following good faith efforts to obtain such agreement at least three days prior to the expiration of the Review Period, Seller shall have the right to extend the period for delivery of such agreement until the date which is three (3) business days prior to the Closing Date by delivery of written notice of its election at least one day prior to the expiration of the Review Period, in which event the delivery of such agreement shall be a condition to Buyer's obligation to close in accordance with the provisions of Section 5, below.

          (l) Review of all warranties and guarantees to be assigned to Buyer at Closing and all certificates of occupancy for the Property.

     4.2 Seller has previously made available to Buyer or Buyer has obtained, directly or through access to Seller's "DocuShare" service, copies of Seller's Title Policy (and all exceptions to title noted therein), Seller's Survey, the Commitment dated December 21, 2001, and copies of all Leases and Mortgage Documents, copies of all Contracts and Reports, copies of the documents relating to the organization of the Association, and other materials more particularly set forth on Exhibit L attached hereto (collectively, the "Initial Due Diligence
             ---------                                     ---------------------
Materials"). Following the Effective Date, copies of all other relevant
---------
documents relating to the Property which Buyer may reasonably request shall be made available to Buyer at the Property or at Seller's principal place of business, as applicable, upon reasonable prior notice during normal business hours. Subject to the representations and warranties contained in Section 8,
                                                                  ---------
below, Seller makes no representations or warranties, express or implied, regarding the adequacy, accuracy, truth, completeness, or content of any document, instrument, agreement, report, correspondence, or other information, written or oral, concerning the Property delivered or made available to Buyer by Seller or any person acting on Seller's behalf.

     4.3 Prior to the expiration of the Review Period, Buyer shall, by written notice to Seller, (A) accept or waive any objections to its reviews and inspections, in which event, the parties shall proceed to Closing in accordance with the terms of this Agreement (such notice, a "Continuation Notice"), (B)
                                                  -------------------
advise Seller in writing of its objections, and request that Seller remedy such objections prior to the Closing Date (an "Objection Notice"), or (C) elect to
                                          ----------------
terminate this Agreement (a "Termination Notice"). Failure by Buyer to deliver a
                             ------------------
Termination Notice, Continuation Notice or an Objection Notice prior to the expiration of the Review Period shall be considered for all purposes under this Agreement to constitute Buyer's election to accept or waive any objections and proceed to Closing, subject to the remaining terms of this Agreement. In the event Buyer delivers an Objection Notice, Seller shall, by written notice to Buyer within five (5) days following delivery of the Objection Notice, elect to remedy all, some or none of Buyer's objections described in the Objection Notice ("Seller's Election Notice"). Within five (5) days following delivery of
  ------------------------
Seller's Election Notice, Buyer shall deliver to Seller either a Continuation Notice or (but only if Seller does not agree to remedy all of Buyer's objections) a Termination Notice; failure to deliver a Termination Notice shall be deemed to be Buyer's election to proceed to Closing, subject to Seller's compliance with the elections set forth in Seller's Election Notice.

     4.4 Buyer acknowledges that, prior to the Effective Date, Buyer has been provided with an opportunity to review the Initial Due Diligence Materials. Notwithstanding anything to the contrary contained in this Agreement, Buyer hereby waives any right to object to, or deliver an Objection Notice or a Termination Notice as a result of, any matter disclosed in the Initial Due Diligence Materials, and all such materials are hereby deemed approved and accepted except to the extent that, following the Effective Date, Buyer receives new, additional information which (i) materially and adversely affects the value of the Property, and (ii) was not expressly disclosed in the Initial Due Diligence Materials. For purposes of this Agreement, unless otherwise expressly provided, a matter "materially and adversely" affects the value of the Property if the disclosure of such matter is reasonably likely to result in a decrease in the fair market value of the Property or require expenditures to correct of more than $350,000 in the aggregate.

     5.  Conditions to Closing. In addition to any express conditions of Closing
         ---------------------
located elsewhere in this Agreement, the following are conditions precedent to the obligations of Buyer, on the one hand, and Seller, on the other hand (or, if so provided, of Buyer only), to consummate the transactions hereunder and the purchase of the Property:

         (a) As a condition of each party's obligation to close, all of the other party's representations and warranties contained in or made pursuant to this Agreement shall have been true and correct in all material respects as of the Effective Date and, subject to the Initial Due Diligence Materials or any other supplemental information delivered to Buyer by Seller, or otherwise obtained by Buyer (as evidenced by the actual receipt by Andrew Peltz or James
Egan), prior to the expiration of the Review Period (collectively, the "Due
                                                                        ---
Diligence Materials"), as of the Closing Date.
-------------------

         (b) As a condition of each party's obligation to close, the other party shall have performed its obligations hereunder in all material respects and shall have tendered all deliveries to be made by it on or before the Closing Date or as otherwise required under this Agreement.

         (c) As a condition of Buyer's obligation to close, at least three (3) business days prior to the Closing Date, there shall have been delivered to Buyer estoppel certificates (the "Tenant Estoppels") substantially in the form
                                  ----------------
attached hereto as Exhibit C or, as to each Major Tenant (as hereinafter
                   ---------
defined) and each national "credit" tenant (such as The Gap and other national chains), such form as may be required under the applicable Leases or as may be customarily provided by such tenant, from Belks, Barnes & Noble, Old Navy, Bed Bath & Beyond and Consolidated Theatres (collectively, the "Major Tenants"), and
                                                            -------------
from tenants whose premises aggregate at least seventy percent (70%) of the remaining leased rentable square footage of the Improvements and the buildings located on land which is ground leased to tenants, excluding Morgan Stewart (from whom no Tenant Estoppel shall be required) (it being agreed by Seller that it will request that all tenants with the exception of Major Tenants execute Tenant Estoppels in the form of Exhibit C). The Tenant Estoppels must not
                                ---------
disclose facts or information (including claims of any default by Seller) which
(A) was not disclosed or contradicts facts or information which was disclosed in the Due Diligence Materials or constitutes a material misrepresentation by Seller under this Agreement, and (B) materially and adversely affects the value of the Property. Notwithstanding the foregoing, Buyer agrees to accept a Tenant Estoppel from Consolidated Theatres, so long as such Tenant Estoppel is substantially in the form of Exhibit C-2 and does not indicate a material and
                             -----------
adverse variance from the Lease delivered or made available to Buyer other than as described in Exhibit C-2, and Seller obtains the joinder of the guarantor of
                -----------
the applicable Lease. Buyer agrees to provide Seller with written notice of any Tenant Estoppels which do not satisfy the condition described in this Section 5(c), and any Tenant Estoppels for which such notice is not delivered within three (3) business days after receipt shall be deemed satisfactory and approved. From and after the Effective Date, Seller shall use reasonable diligence and good faith to request tenants to provide the required Tenant Estoppels at least three (3) business days prior to the Closing Date, and shall use reasonable diligence and good faith to request that such tenants cause any lease guarantor to join in the applicable Tenant Estoppel; provided, however, that the failure of any guarantor (other than under the Consolidated Theatres lease) to join in any Tenant Estoppel shall not be considered a failure of any condition or a breach of any provision of this Agreement. Seller shall promptly deliver to Buyer any Tenant Estoppels received by Seller under this provision, even if such Tenant Estoppels are incomplete or subject to further modification.

         (d) As a condition of each parties obligation to close, at least three
(3) days prior to the Closing Date, Lender shall have executed and delivered to Title Company in escrow an agreement acceptable to Lender and reasonably acceptable to Buyer and Seller (the "Assumption Agreement") providing for (i)
                                     --------------------
Lender's consent to the sale of the Property to Buyer, (ii) the assumption by Buyer of the obligations of the borrower and any guarantor/indemnitor under the Mortgage Documents from and after the Closing, and the release of Seller from any continuing liability thereunder (to the extent expressly permitted by the Mortgage Documents), (iii) approval of KPT Properties, L.P., or an affiliated entity, to act as Buyer's property management and leasing agent with respect to the Property in accordance with the Management Agreement (as hereinafter defined), and (iv) to the extent required under the Mortgage Documents, Lender's consent to any agreement contemplated under Sections 4(k), 7(c), 7(d), or 7(e).
                                            -------------  ----  ----     ----
From and after the Effective Date, Buyer shall use reasonable diligence and good faith to obtain Lender's approval, negotiate the Assumption Agreement and to satisfy all conditions and requirements of Lender in connection therewith prior to the Closing Date. In addition, at least one (1) business day prior to Closing, Lender shall have delivered to Buyer Lender's written acknowledgement of the outstanding balance due under the Mortgage Documents, the outstanding balance of the Collateral Reserve Fund described in the Mortgage Documents (which shall be not less than $1,000,000.00) and any additional collateral deposits, escrows or holdbacks retained by Lender, and the absence (to Lender's knowledge) of any defaults by Seller under the Mortgage Documents, either in the form of a provision incorporated in the Assumption Agreement or a separate instrument provided by Lender. From and after the Effective Date, Seller shall use reasonable diligence and good faith to assist Buyer in obtaining Lender's approval, negotiating the Assumption Agreement and, to the extent required by the Assumption Agreement or otherwise reasonably required by Lender, satisfying all conditions and requirements of Lender in connection therewith prior to the Closing Date. Notwithstanding the foregoing, Buyer agrees to use reasonable efforts to satisfy this condition on or before April 8, 2002.

         (e) As a condition of Buyer's obligation to close, at least three (3) business days prior to the Closing Date, there shall have been delivered to Buyer an estoppel certificate executed by the ground lessor under the Ground Lease in the form of Exhibit C-3 attached hereto. From and after the Effective
                     -----------
Date, Seller shall use reasonable diligence and good faith to request such ground lessor to provide the required estoppel certificate prior to the Closing Date.

         (f) As a condition of Buyer's obligation to close, the Title Company shall have agreed (subject only to the performance by such party of its obligations hereunder) to issue the Title Policy, insuring fee and leasehold title to the Real Property vested in Buyer, subject only to the following exceptions (the "Permitted Exceptions"): (i) matters shown in Seller's Title
                 --------------------
Policy or Seller's Survey, (ii) matters disclosed in the Commitment, and (iii) the Ground Lease and the Existing Mortgage. The Title Policy shall include such endorsements as are reasonably requested by Buyer and customarily issued in the State of South Carolina, as confirmed by Buyer during the Review Period. The Title Company shall also have agreed to issue an endorsement to Lender's mortgagee title insurance policy if requested by Lender.

         (g) As a condition to Buyer's obligation to close, prior to the Closing Date, no Lease for any Major Tenant shall have been terminated nor shall any Major Tenant have vacated its premises nor announced publicly or by a written notice delivered to Seller its intention to vacate its premises prior to the expiration date specified in the applicable lease.

         (h) As a condition of Buyer's obligation to close, at least three (3) days prior to the Closing Date, there shall have been delivered to Buyer an estoppel certificate executed by the Association in the form of Exhibit M
                                                                ---------
attached hereto. Seller shall use reasonable diligence and good faith to provide the required estoppel certificate at least three (3) days prior to the Closing Date.

     So long as a party is not in default hereunder, if any condition to such party's obligation to close described in this Section 5 has not been satisfied as of the Closing Date, such party may, in its sole discretion, (A) terminate this Agreement by delivering written notice to the other party on or before the Closing Date, in which event the Deposit shall be returned to Buyer, or (B) elect to consummate the transactions notwithstanding the non-satisfaction of such condition, in which event such party shall be deemed to have waived any such condition. Notwithstanding the foregoing, the failure of a condition due to the breach of a party shall not relieve such breaching party from any liability it would otherwise have hereunder.

     6.  Closing and Escrow.
         ------------------

         (a) Upon execution of this Agreement, the parties shall deposit an executed counterpart of this Agreement with the Title Company and this instrument shall serve as the instructions to the Title Company as the escrow holder for consummation of the purchase and sale contemplated hereby. Seller and Buyer agree to execute such additional and supplementary escrow instructions as may be appropriate to enable the escrow holder to comply with the terms of this Agreement; provided, however, that in the event of any conflict between the provisions of this Agreement and any supplementary escrow instructions, the terms of this Agreement shall control.

         (b) The closing ("Closing") hereunder shall be held and delivery of all
                           -------
items to be made at the Closing under the terms of this Agreement shall be made at the office of Title Company, on or before 2:00 p.m. EST on April 12, 2002 (the "Closing Date"); provided, however, that Seller shall extend the Closing
      ------------
Date on or more times for a period of up to thirty (30) days in the aggregate in order to satisfy any of the conditions set forth in Section 5, above, which have
                                                    ---------
not been satisfied at least three (3) days prior to the then-scheduled Closing Date.

         (c) Prior to 1:00 p.m. EST on the Closing Date, Buyer shall deliver the following into escrow with the Title Company:

             (i) The Cash Portion of the Purchase Price, reduced by the amount of the Deposit, subject to the credits, adjustments and prorations described in this Agreement, in the form of a wire transfer of good federal funds.

             (ii) A counterpart of an Assignment and Assumption of Ground Lease in the form attached hereto as Exhibit D, duly executed by Buyer.
                               ---------

             (iii) A counterpart of the Assumption Agreement, duly executed by Buyer and Lender, and such other documents and deliveries as may be required by Lender to achieve lender's consent to or otherwise effect conveyance of the Property subject to the Existing Mortgage.

             (iv) A counterpart of the Assignment and Assumption of Leases in the form attached hereto as Exhibit E (modified, if applicable, to the extent of
                            ---------
any agreements reached pursuant to Sections 4(k)or 7(c) - (e) hereof), duly
                                   -------------   ----   ---
executed by Buyer.

             (v) A counterpart of the Assignment and Assumption of Service Contracts, Warranties and Guaranties and Other Intangible Property in the form attached hereto as Exhibit F, duly executed by Buyer. This agreement will
                   ---------
include provision for the assignment to and assumption of all rights and obligations of Seller under the Contracts listed on Exhibit N (the "Assumed
                                                    ---------       -------
Contracts"), and the Market Center Declaration and other covenants, conditions
---------
and restrictions of record, from and after the Closing Date.

             (vi) A counterpart of the Property Management and Leasing Agreement between Buyer and KPT Properties, L.P., (the "Management Agreement"),
                                                        --------------------
duly executed by Buyer. Buyer and Seller agree to negotiate in good faith so as to agree upon a commercially reasonable Management Agreement, substantially in the form attached hereto as Exhibit J, reflecting terms customary in the
                            ---------
geographical area where the Property is located for property management agreements pertaining to first class shopping centers similar to the Property, prior to the expiration of the Review Period.

             (vii) Such documents as may be necessary or appropriate to evidence the assignment and assumption of all of Seller's right, title, interest and obligations arising from and after the Closing Date (A) as the "Declarant" under the Marker Center Declaration, and (B) in and with respect to the Association.

             (viii) Such resolutions, authorizations, or other trust documents or agreements relating to Buyer and its beneficiaries and trustee(s) as shall be reasonably required in connection with this transaction.

             (ix) A counterpart of the Closing Statement identifying the funds to be received and disbursed in accordance with the provisions of this Agreement, duly executed by Buyer.

             (x) A document wherein Buyer confirms as of the Closing Date that all representations and warranties of Buyer set forth in Section 9 are true, correct and complete in all material respects with the exception of (A) matters disclosed in such document, and (B) any other supplemental information obtained by Seller (as evidenced by the actual receipt by Marcus B. Liles III), prior to the Closing, duly executed by Buyer.

             (xi) Any other documents, instruments, records, correspondence or agreements called for hereunder or reasonably requested by the Title Company and the Lender which have not previously been delivered.

     Seller may waive compliance on Buyer's part under any of the foregoing items by an instrument in writing.

         (d) On the Closing Date, Seller shall deliver the following into escrow with the Title Company:

             (i)    A special warranty deed (the "Deed"), in the form that is
                                                  ----
customary in the state where the Property is located and reasonably acceptable to the Title Company, duly executed and acknowledged by Seller, conveying to Buyer fee simple title to the Land and the Improvements located thereon, subject only to the Permitted Exceptions.

               (ii) A counterpart of the Assignment and Assumption of Ground Lease in the form attached hereto as Exhibit D, duly executed and acknowledged
                                     ---------
by Seller.

               (iii) A duly executed Bill of Sale in the form attached hereto as Exhibit G (the "Bill of Sale"), duly executed by Seller.
   ---------       ------------

               (iv) A duly executed counterpart of the Assignment and Assumption of Leases in the form attached hereto as Exhibit E (modified, if
                                                    ---------
applicable, to the extent of any agreements reached pursuant to Sections 4(k) or
                                                                -------------
7(c) - (e) hereof).
----   --

               (v) A duly executed counterpart of the Assignment and Assumption of Service Contracts, Warranties and Guaranties and Other Intangible Property in the form attached hereto as Exhibit F.
                                        ---------

               (vi) A counterpart of the Assumption Agreement, duly executed by Seller.

               (vii)   Counterparts of the documents described in Section
                                                                  -------
6(c)(vii), above, duly executed by Seller.
---------

               (viii) A duly executed Notice to Tenants for each tenant of the Property in the form attached hereto as Exhibit H.
                                        ---------

               (ix) A counterpart of the Management Agreement, duly executed by KPT Properties, L.P.

               (x) An updated Tenant List (as defined in Section 8(g), below) for the Property, certified to be true, correct and complete, as well as a schedule of income and expenses to be prorated, adjusted or credited in accordance with Section 6(f), below, a list of all security deposits, and a schedule of all tenant arrearages, each certified to be true, correct and complete in all material respects.

               (xi)    An affidavit that Seller is not a "foreign person" within
                                                          --------------
the meaning of Section 1445(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code") in the form attached hereto as Exhibit I.
              ----                                  ---------

               (xii) A duly executed affidavit or certificate, in favor of the Title Company, in the form customarily provided by Seller and its affiliates or otherwise reasonably acceptable to Seller, sufficient to remove the exceptions from the Title Policy for mechanic's lien and parties in possession (other than the tenants shown on the Tenant List).

               (xiii) A counterpart of the Closing Statement, duly executed by Seller.

               (xiv) A document wherein Seller confirms as of the Closing Date that all representations and warranties of Seller set forth in Section 8 are true, correct and complete in all material respects with the exception of (A) matters disclosed in such document, (B) matters disclosed in the Due Diligence Materials, and (C) any other supplemental information delivered to Buyer by Seller, or otherwise obtained by Buyer (as evidenced by the actual receipt by Andrew Peltz or James Egan), prior to the Closing, duly executed by Seller.

                      (xv) Any other documents, instruments, records, correspondence or agreements called for hereunder or reasonably requested by the Title Company or the Lender which have not previously been delivered.

         Buyer may waive compliance on Seller's part under any of the foregoing items by an instrument in writing.

              (e) Upon receipt of all the funds and documents described in Sections 6(c) and 6(d), above, and provided the Title Company is in a position
-------------     ----
to issue the Title Policy, the Title Company shall (i) record the Deed and record or deliver the other documents delivered into escrow by Seller and Buyer, as appropriate, and (ii) disburse the Purchase Price, as adjusted, in accordance with the Closing Statement, and deliver the documents from escrow to the party entitled to receive the same.

              (f) Real estate taxes and assessments and all rents, common area maintenance charges, and other items of income and expense relating to the operation of the Property shall be adjusted and prorated as of the Closing Date, based on a 365-day year, so that Seller shall retain all income earned and be responsible for all expenses incurred for periods prior to the Closing Date, and Buyer shall be entitled to retain all income earned and be responsible for all expenses incurred for periods commencing with and following the Closing Date, as follows:

                      (i) Base rents actually collected prior to the Closing shall be prorated as of the Closing Date. Rent received by Buyer after Closing shall be first applied to all unpaid rent accruing after the Closing Date, then to the month in which the Closing occurs, and then to periods prior to the Closing Date.

                      (ii) To the extent possible, percentage rents collected prior to the Closing shall be prorated at Closing as if received ratably throughout the year.

                      (iii) Additional rent collected from tenants under the Leases to cover taxes, insurance, utilities, maintenance, marketing and other operating costs and expenses shall be prorated as of the Closing Date for the calendar year 2002. In addition, Buyer is entitled to a credit in the amount of any credits due as of the Closing Date to tenants of the Property as a result of such additional rent collected in calendar year 2001 and 2002 in excess of applicable expenditures for such period; provided, however, that Seller shall retain any such credit amounts to the extent that the tenant otherwise due such credit is delinquent in the payment of rent or other charges due and outstanding to Seller as of the Closing Date.

                      (iv) Rent due or paid on account of the Ground Lease shall be prorated as of the Closing Date.

                      (v) Real estate taxes and assessments accrued for the current year shall be prorated, whether or not due and payable. If real estate taxes for the current year cannot be ascertained, those for the previous year shall be utilized without allowance for any discount allowed by law. Seller shall be responsible for all assessments and bonds that constitute a lien against the Property and are due and payable as of the Closing Date.

                      (vi) Costs and expenses associated with insurance, utilities, maintenance, marketing and other operating costs and expenses, and charges associated with each of the Contracts, shall be prorated as of the Closing Date.

                      (vii) All security deposits delivered to Seller and not otherwise applied in accordance with the provisions of the applicable Lease shall be credited to Buyer at Closing.

                      (viii) All assumable utility deposits shall be transferred and assigned to Buyer, and credited to Seller, at Closing.

               To the extent that delinquent rents, percentage rents, tenant reimbursements and other uncollected amounts due Seller prior to the Closing Date are not prorated or credited at Closing, subject to the provisions of Sections 7(c) - (e), below, Seller retains the right to pursue collection of
-------------   ---
such amounts following the Closing Date.

               (g)    At the end of each calendar quarter for a period of one
(1) year following the Closing, Buyer shall, not less frequently than within thirty (30) days following the end of each calendar quarter, prepare and present to Seller a recalculation of any and all amounts due under Section 6(f), above,
                                                           ------------
taking into consideration such matters as receipt of current year tax bills and receipt of subsequent payments from tenants on account of base rent, percentage rent and common area maintenance charges. The parties shall make the appropriate adjusting payment between them within 30 days of delivery of any such recalculation. Notwithstanding anything to the contrary contained in this Agreement, the parties acknowledge and agree that recalculation and payment of amounts due under this Section 6(f) shall not be subject to the requirement that
                       ------------
the amount in controversy materially and adversely affect the Property as a prerequisite to the enforcement thereof.


               (h) Buyer shall pay the premium for the Title Policy, the cost of the Commitment and all costs associated with the Survey. The cost of any transfer and recordation taxes (including documentary stamps) applicable to the Deed shall be paid by Seller, and recording fees shall be paid by Seller. The Title Company's fees for escrow services shall be divided equally between Buyer and Seller. Any title insurance premiums or transfer or recordation taxes associated with the assumption of the Existing Mortgage shall be borne exclusively by Buyer.

               (i) Buyer shall pay or reimburse Seller at Closing for any and all assumption fees, mortgage assumption taxes, attorneys fees and other costs assessed by Lender or the applicable rating agencies and their respective counsel in connection with the assumption of the Existing Mortgage, or any and all prepayment fees, attorneys fees and other costs assessed by Lender in connection with the prepayment and satisfaction of the Mortgage, if Buyer shall elect to prepay the Existing Mortgage. At Closing, Buyer shall receive a credit for interest accrued through the Closing Date and not yet due and payable, and Seller shall receive a credit for all escrows, holdbacks, additional collateral and other funds held by Lender in connection with the Existing Mortgage, with the exception that, with respect to the Collateral Reserve Fund (as defined in the Mortgage Documents), Seller's credit shall be limited to 25% of the amount by which such Fund (together with accrued interest) exceeds $1,000,000.00.

               (j) At Closing, Buyer shall pay any leasing commissions, shall reimburse Seller for any costs incurred or concessions granted and shall assume all obligations outstanding with respect to any new Leases entered into in accordance with Section 7, below.

               (k) Possession of the Property shall be delivered to Buyer at Closing, and originals or copies of all Leases, Mortgage Documents, Contracts and other documents relating to the ownership and operation of the Property following the Closing in Seller's possession shall be delivered to Buyer at the Property or such other location as the parties shall agree. To the extent Seller delivers copies rather than originals of any Leases, Mortgage Documents or Contracts, Seller shall certify to Buyer that such documents are true, correct and complete copies of the originals. Any breach of such certification shall be subject to the provisions of Section 11, below.

        7.     Covenants of Seller.
               -------------------

               (a) During the pendency of this Agreement and for so long as Buyer is not in default hereunder, Seller shall not enter into any new Lease without the prior written approval of Buyer, which shall not be unreasonably withheld, conditioned or delayed; provided, however, that following the expiration of the Review Period, Buyer's approval may be granted or withheld in Buyer's sole and absolute discretion. Buyer agrees to provide Seller with written notice of its reasonable objections to any new Leases submitted to Buyer for approval pursuant to this Section 7(a), and any new Leases for which such
                              ------------
notice is not delivered within three (3) business days shall be deemed satisfactory and approved. At Closing, Buyer shall pay to Seller a commission of $2.50 per rentable square foot for any new Lease (other than Tweeters or NEAC) entered into by Seller following Effective Date which was approved by Buyer, and at Closing, Buyer shall reimburse Seller and/or assume all obligations with respect to each such new Lease, including any obligations for tenant improvements or other concessions, as appropriate.

               (b) Until the Closing Date, Seller shall exercise good faith to operate and maintain the Property in the ordinary course of business, and to comply with the material provisions of the Leases and applicable law, regulations and agreements, consistent with past practices.

               (c) Buyer and Seller acknowledge that Seller is currently negotiating with Consolidated Theatres and its lender the form of a landlord's waiver, whereby landlord will agree to waive or subordinate any and all claims it may now or in the future have with respect to such tenant's personal property in and improvements to its premises to the extent pledged as collateral for a loan to such tenant, provided that such pledge is consistent with Section 11(j) of Consolidated Theatre's lease. From and after the Effective Date, Seller agrees to use reasonable efforts to negotiate a provision in the waiver document which would give Seller and its successors the right to step into the tenant's interests with respect to collateral provided that Seller agrees to cure any outstanding defaults under the loan secured by such collateral. However, the successful negotiation of such a provision is not a condition of Buyer's obligations hereunder, and a failure to obtain such a provision shall not constitute a breach of or default under any provision of this Agreement. Seller agrees not to enter into any waiver or other agreement with Consolidated Theatres or its lender which would be binding on Buyer following the Closing and would adversely modify or restrict any of the rights of Buyer as successor landlord of under the applicable lease without the prior written consent of Buyer, which consent shall not be unreasonably withheld, conditioned or delayed, and which consent shall be deemed granted if not expressly withheld by written notice delivered within five (5) business days following delivery of a request by Seller.

               (d) Buyer and Seller acknowledge that Consolidated Theatres is currently delinquent in the payment of or disputes certain construction-related charges due Seller pursuant to its lease. From and after the Effective Date and until Closing, Seller is hereby authorized and permitted to enter into an agreement resolving such dispute provided that (i) Seller shall then be obligated to deliver a Tenant Estoppel on account of Consolidated Theatres which no longer contains reference to the claims described regarding this dispute as reflected on the addendum attached to Exhibit C-2, and (ii) the obligations of
                                      -----------
Consolidated Theatres as tenant under the Lease from and after the Closing shall not be reduced or otherwise adversely affected. However, the successful negotiation of such an agreement is not a condition of Buyer's obligations hereunder. Although a failure to obtain such an agreement shall not constitute a breach of or default under any provision of this Agreement, should Seller fail to obtain such an agreement prior to Closing, then at Closing, Seller shall assign and quitclaim to Buyer any and all rights to collect such delinquent amounts due from Consolidated Theatres as of the Closing Date. The parties acknowledge that this provision is subject to the confidentiality provisions of Section 12(l).

               (e) Buyer and Seller acknowledge that Morgan Stewart is currently delinquent in the payment of rent and/or other charges due Seller pursuant to its lease. From and after the Effective Date and until Closing, Seller is hereby authorized and permitted to enter into an agreement resolving such dispute provided that: (i) such resolution includes an agreement that the applicable lease may be terminated upon the giving of written notice of not less than 30 nor more than 90 days by the landlord, or such lesser period as may be agreed by the parties, or by the giving of written notice by Morgan Stewart on or before the date thirty (30) days following the Closing, (ii) so long as the applicable lease remains in effect, the obligations of Morgan Stewart as tenant under the Lease from and after the Closing shall not be reduced or otherwise adversely affected, and Buyer shall have the right to pursue any rent delinquency occurring from and after the Closing. Except as expressly set forth herein, Seller shall not enter into any settlement agreement with Morgan Stewart without the prior written consent of Buyer, which consent shall not be unreasonably withheld, conditioned or delayed, and which consent shall be deemed granted if not expressly withheld by written notice delivered within five (5) business days following delivery of a request by Seller. However, the successful negotiation of such an agreement is not a condition of Buyer's obligations hereunder. Although a failure to obtain such an agreement shall not constitute a breach of or default under any provision of this Agreement, should Seller fail to obtain such an agreement prior to Closing, then at Closing, Seller shall assign and quitclaim to Buyer any and all rights to collect delinquent amounts due from Morgan Stewart as of the Closing Date. Buyer and Seller also agree that
(i) Seller shall be permitted to collect and retain for its own account all funds collected from Morgan Stewart prior to Closing up to an aggregate sum equal to rent due for the month of March, 2002, and the balance of any tax, insurance and common area maintenance contributions due from Morgan Stewart for calendar year 2001, (ii) amounts collected during the month of April, 2002, shall next be applied to rent due for the month of April and such amounts shall be prorated in accordance with the provisions of Section 6(f), and (iii) all additional amounts collected prior to or after Closing and attributable to other delinquent amounts due from Morgan Stewart for period preceding the Closing shall, notwithstanding the provisions of Section 6(f), be paid to or retained by Buyer, 75%, and Seller, 25%. The parties acknowledge that this provision is subject to the confidentiality provisions of Section 12(l).

        8.     Representations and Warranties of Seller. Seller hereby
               ----------------------------------------
represents and warrants to Buyer as follows:

               (a) Seller is a limited liability company duly organized and validly existing under the laws of the State of Delaware, and Seller is authorized to conduct its business in the State of South Carolina. Seller has the requisite power and authority to enter into this Agreement and perform its obligations and consummate the transactions contemplated under this Agreement.

               (b) This Agreement and all documents executed and delivered by Seller are or at the time of Closing will be: duly authorized, executed, and delivered by Seller; the legal, valid, and binding obligations of Seller. Such documents do not violate any provisions of or cause a default under any agreement, instrument or judicial order to which Seller is a party or by which Seller or the Property is bound.

               (c)    The Mortgage Documents listed on Exhibit N are all
                                                       ---------
material loan documents and instruments in effect with respect to the Existing Mortgage, including any and all amendments and supplements thereto, and true, accurate and complete copies thereof have been delivered or made available to Buyer as part of the Due Diligence Materials. Seller has not received written notice that Seller is in default under any of the Mortgage Documents, which default remains uncured. The holder of the Existing Mortgage has disbursed, and Seller has received, the funds previously held by such holder which are described as the "Earnout Reserve" under the Mortgage Documents.

               (d) Except as disclosed in the Initial Due Diligence Materials, Seller has received no written notice of any violation of applicable laws, statutes or ordinances, or any existing, pending or threatened litigation, action, suit or other proceeding (including condemnation), judicial or administrative, by any person or any governmental authority, against Seller or arising in connection with the Property, including any action to rescind any certificates of occupancy or operating permits related to the Property.

               (e) Except as disclosed in the Initial Due Diligence Materials, Seller has not received written notice from any governmental authority or agency having jurisdiction over the Property of any violation of Environmental Laws related to the Property or the presence or release of Hazardous Materials on or from the Property, and to Seller's knowledge, Seller has not caused or permitted the presence or release of Hazardous Materials on or from the Property during Seller's since the date title to the Property was conveyed to Seller. The term "Environmental Laws" includes without limitation
                              ------------------
the Resource Conservation and Recovery Act and the Comprehensive Environmental Response Compensation and Liability Act and other federal laws governing the environment as in effect on the date of this Agreement together with their implementing regulations and guidelines as of the Effective Date, and all state, regional, county, municipal and other local laws, regulations and ordinances that are equivalent or similar to the federal laws recited above or that purport to regulate Hazardous Materials. The term "Hazardous Materials" includes
                                           -------------------
petroleum, including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas or such synthetic gas), asbestos and any substance, material waste, pollutant or contaminant listed or defined as hazardous or toxic under any Environmental Law.

               (f)    Seller is not a "foreign person" within the meaning of
Section 1445(f)(3) of the Code.

               (g) There are no leases, rental agreements or other rights to occupy or conduct business at the Property by persons claiming through Seller except under the Leases described in the list attached hereto as Exhibit K (the
                                                                 ---------
"Tenant List"). The copies of the Leases and applicable guarantees delivered by
 -----------
Seller to Buyer are true, correct and complete in all materials respects. Except as disclosed in the Initial Due Diligence Materials, the Leases are in full force and effect, and Seller has not received written notice that Seller is in default under any of the Leases, which default remains uncured. The leasing/tenant files delivered or made available to Buyer are complete and contain all material correspondence and relevant to the applicable Lease.

               (h) There are no Contracts which will be binding on Buyer following the Closing except the Assumed Contracts described in the list attached hereto as Exhibit O. The copies of the Assumed Contracts delivered or
                   ---------
made available by Seller to Buyer are true, correct and complete in all material respects. Except as disclosed in the Initial Due Diligence Materials, the Assumed Contracts are in full force and effect, and Seller has not received written notice that Seller is in default under any of the Assumed Contracts, which default remains uncured.

               (i) The Ground Lease and related information contained in the Initial Due Diligence Materials provided to Buyer by Seller represents true, accurate and complete copies of all material ground lease documents and instruments in effect with respect to the Ground Lease, including any and all amendments and supplements thereto. Seller has not received written notice that Seller is in default under the Ground Lease, which default remains uncured.

         (j) Seller has not received written notice that it is in default under the Market Center Declaration.

         (k) Neither Seller nor any entity affiliated with Seller owns or has the right to acquire real property within a quarter-mile of the Real Property.

         (l) Except as disclosed in the Initial Due Diligence Materials or expressly provided in this Agreement, or except as may arise with respect to the proposed lease with Tweeters or NEAC (including amounts which may be due to Interface Realty Corporation), Buyer shall not be obligated with respect to any leasing commissions or other compensation payable to any real estate broker or agent in relation to any of the Leases for the current term, and Seller agrees to pay any such amounts which are found to be outstanding at or prior to Closing (provided, however, that any commission which may be due to Ned Barnes with respect to the proposed lease with Tweeters or NEAC if consummated will be borne by Seller). Except as disclosed in the Initial Due Diligence Materials or expressly provided in this Agreement, or except as may arise with respect to the proposed lease with Tweeters or NEAC, Buyer shall not be obligated with respect to any tenant improvements or any allowances or reimbursements on account thereof for the current term of any of the Leases (exclusive of the proposed lease), and Seller agrees to pay any such amounts which are found to be outstanding at or prior to Closing (exclusive of amounts on account of the proposed lease).

         (m) Except as disclosed in the Initial Due Diligence Materials, no person has any right, option or other agreement which will be binding on Buyer following the Closing to purchase all or any portion of the Property.

         (n) Seller has no employees at the Property.

         (o) To Seller's knowledge, the Property does not rely on any other property to comply with any zoning, building or similar law, ordinance or regulation.

         (p) Except as disclosed in the Initial Due Diligence Materials, Seller has not received any written notice from the lender under the Existing Mortgage or its insurance company requiring any repairs or alterations to the Property which has not been performed or otherwise provided for under the Mortgage Documents.

         (q) There are no proceedings relating to real estate tax or assessment reduction with respect to the Property other than as described on Exhibit P, and
                                                                  ---------
no such proceedings shall be initiated by Seller following the Effective Date and prior to the Closing Date without the prior written consent of Buyer, which consent shall not be unreasonably withheld or delayed. At the request of Buyer, Seller shall assign to Buyer and Buyer shall assume all rights and obligations with respect to such proceedings, and the expenses relating to and proceeds from such proceedings (after deducting or adding amounts due to or from tenants) shall be prorated between Buyer and Seller in accordance with the provisions of
Section 6(f), with such expenses being deemed to be incurred proportionately over the period for which the applicable tax reduction is sought.

     For purposes of this Agreement, "Seller's knowledge", "known by Seller",
                          ---------
"discovered by Seller" or words of similar import refer to the current, actual knowledge of Marcus B. Liles III or Robin W. Malphrus, without any duty of inquiry or investigation and without imputation of the knowledge of any other person. Seller's warranties and representations are qualified by and deemed to be modified to include any information contained in the Initial Due Diligence Materials, and to the extent that the obligations of Buyer are conditioned upon the truth, correctness or completeness of any warranties and representations as of the Closing Date or the Closing, such representations and warranties are deemed to be modified to include exception for any information contained in the Due Diligence Materials prior to the expiration of the Review Period. Should Buyer discover information which indicates that any of Seller's representations or warranties are untrue, incorrect or incomplete in any material respect prior to the Closing, Buyer shall provide written notice of such information to Seller within five (5) days following receipt thereof (but in any event, prior to Closing) and permit Seller a reasonable opportunity to elect whether or not to agree to correct any breach of its representations and warranties in a commercially reasonable manner and, if appropriate, to extend the Closing Date for a period of up to thirty (30) days to correct such breach. Should Seller elect not to cure such breach, or should Seller fail to cure such breach in the time period provided, Buyer's sole relief or remedy on account thereof shall be to elect either (A) to terminate this Agreement, in which event the Deposit shall be returned to Buyer and neither party shall incur any further liability hereunder, or (B) to waive such breach, in which event the parties shall proceed to Closing; provided, however, that notwithstanding anything to the contrary contained in this Agreement, Buyer hereby waives any right to object to, or deliver any written notice with respect to, or to terminate this Agreement on account of, any alleged breach, untruth, inaccuracy or incompleteness of any representation or warranty unless the alleged breach (i) materially and adversely affects the value of the Property, and (ii) was not disclosed in the Due Diligence Materials; and provided further, that in the event such breach, untruth, inaccuracy or incompleteness results from the willful or intentional misrepresentation or fraud by Seller, and Seller fails to correct the alleged breach, in addition to the return of the Deposit, Seller shall reimburse Buyer for all out-of-pocket expenses actually incurred by Buyer in connection with the negotiation of this Agreement and the performance of Buyer's obligations hereunder, including due diligence costs.

     AS A MATERIAL PART OF THE CONSIDERATION FOR THIS AGREEMENT, BUYER AGREES TO ACCEPT THE PROPERTY ON AN "AS IS" AND "WHERE IS" BASIS, WITH ALL FAULTS. EXCEPT FOR THOSE WARRANTIES AND REPRESENTATIONS, IF ANY, SPECIFICALLY MADE BY SELLER IN THIS AGREEMENT, NO WARRANTY OR REPRESENTATION IS MADE BY SELLER WITH RESPECT TO THE PROPERTY AS TO (I) FITNESS FOR ANY PARTICULAR PURPOSE, (II) MERCHANTABILITY,
(III) CONDITION, (IV) ABSENCE OF DEFECTS OR FAULTS, (V) ABSENCE OF HAZARDOUS OR TOXIC SUBSTANCES, (VI) FLOODING, OR (VII) COMPLIANCE WITH LAWS AND REGULATIONS, INCLUDING, WITHOUT LIMITATION, THOSE RELATING TO HEALTH, SAFETY, AND THE ENVIRONMENT, AS THEY MAY APPLY TO THE CURRENT CONDITION OF THE PROPERTY OR BUYER'S INTENDED DEVELOPMENT, CONSTRUCTION OR USE, OR FOR ANY OTHER PURPOSE. BUYER ACKNOWLEDGES THAT BUYER HAS ENTERED INTO THIS AGREEMENT WITH THE INTENTION OF MAKING AND RELYING UPON ITS OWN INVESTIGATION OF THE PHYSICAL, ENVIRONMENTAL, ECONOMIC USE, COMPLIANCE, AND LEGAL CONDITION OF THE PROPERTY AND THAT BUYER IS NOT NOW RELYING, AND WILL NOT LATER RELY, UPON ANY REPRESENTATIONS AND WARRANTIES MADE BY SELLER OR ANYONE ACTING OR CLAIMING TO ACT, BY, THROUGH OR UNDER OR ON SELLER'S BEHALF CONCERNING THE PROPERTY. THE PROVISIONS OF THIS PARAGRAPH SHALL SURVIVE INDEFINITELY ANY CLOSING OR TERMINATION OF THIS AGREEMENT AND SHALL NOT BE MERGED INTO ANY DOCUMENTS, EXECUTED OR DELIVERED AT CLOSING.

     9. Representations and Warranties of Buyer. Buyer hereby represents and
        ---------------------------------------
warrants to Seller as follows: Buyer is a corporation, duly organized and validly existing under the laws of the State of Delaware, and Buyer is or will on the Closing Date be authorized to conduct business in the State of South Carolina. Buyer has the power and authority to enter into this Agreement and perform its obligations and consummate the transactions contemplated under this Agreement without the joinder of any other person or entity, including delivery of the funds and other items required for Closing. This

Agreement and all documents executed by Buyer which are to be delivered at the Closing are or at the time of Closing will be duly authorized, executed, and delivered by Buyer, and are or at the Closing will be legal, valid, and binding obligations of Buyer, and do not and at the time of Closing will not violate any provisions of any agreement or judicial order to which Buyer is a party or to which it is subject.

     10. Loss by Fire or Other Casualty; Condemnation.
         --------------------------------------------

         (a) Risk of loss up to and including the Closing Date shall be borne by Seller. In the event of any material damage to or destruction of the Property or any portion thereof, Buyer may, at its option, by notice to Seller given within 10 days after Seller notifies Buyer of such damage or destruction (and if necessary the Closing Date shall be extended to give Buyer the full 10-day period to make such election): (i) terminate this Agreement and the Deposit shall be immediately returned to Buyer, or (ii) proceed under this Agreement, receive any insurance proceeds (including any rent loss insurance applicable to any period on and after the Closing Date) due Seller as a result of such damage or destruction and assume responsibility for such repair, and Buyer shall receive a credit at Closing for any deductible, uninsured or coinsured amount under said insurance policies. If Buyer elects (ii) above, Buyer may extend the Closing Date for up to an additional 10 day period in which to obtain insurance settlement agreements with Seller's insurers, and Seller will assign all insurance awards at Closing and cooperate with Buyer in obtaining the insurance proceeds and such agreements from Seller's insurers. If the Property is not materially damaged, then Buyer shall not have the right to terminate this Agreement, but Seller shall, at its cost, repair the damage before the Closing in a manner reasonably satisfactory to Buyer or if repairs cannot be completed before the Closing, credit Buyer at Closing for the reasonable cost to complete the repair. "Material damage" and "materially damaged" means damage which (i)
             ---------------       ------------------
represents a covered loss under applicable insurance policies and is reasonably estimated to exceed $557,000 to repair, or is reasonably estimated to take more than 120 days to repair, (ii) represents an uninsured or underinsured loss and is reasonably estimated to result in out-of-pocket costs or loss of rent to Buyer in excess of applicable insurance proceeds (including the deductible, if any) exceeding $250,000, (iii) entitles a Major Tenant to terminate its Lease (unless such Major Tenant waives it right to terminate), (iv) entitles Lender to accelerate the Existing Mortgage (unless Lender waives its right to accelerate), or (v) permanently affects parking, ingress or egress in a manner which reduces the value of the Property by more than $250,000 in excess of the insurance proceeds provided therefore.

         (b) In the event any proceedings in eminent domain are instituted by any body having the power of eminent domain with respect to the Property, the Improvements or any material portion thereof, and such condemnation action (i) is reasonably estimated to result in out-of-pocket costs or loss of rent to Buyer in excess of applicable condemnation proceeds exceeding $250,000, (iii) entitles a Major Tenant to terminate its Lease (unless such Major Tenant waives it right to terminate), (iv) entitles Lender to accelerate the Existing Mortgage (unless Lender waives its right to accelerate), or (iii) permanently affects parking, ingress or egress in a manner which reduces the value of the Property by more than $250,000 in excess of the compensation provided therefore, Buyer may, at its option, by notice to Seller given within 10 days after Seller notifies Buyer of such proceedings (and if necessary the Closing Date shall be extended to give Buyer the full 10 day period to make such election): (i) terminate this Agreement and the Deposit shall be immediately returned to Buyer,
(ii) proceed under this Agreement, in which event Seller shall, at the Closing, assign to Buyer its entire right, title and interest in and to any condemnation award, and Buyer shall have the sole right during the pendency of this Agreement to negotiate and otherwise deal with the condemning authority in respect of such matter.

     11. Default; Remedies.
         -----------------

          (a) If Buyer should default in any material respect in the performance of any of Buyer's obligations under this Agreement or if any of Buyer's representations or warranties shall be untrue in any material respect and such default or breach is discovered prior to Closing, Seller shall be entitled to terminate this Agreement and receive the Deposit as liquidated damages and as Seller's sole and exclusive remedy for any such default, with Seller hereby waiving any rights it might otherwise have to sue for damages or seek specific performance, injunctive relief or any other equitable remedy on account of a default by Buyer. Buyer and Seller agree that in the event of Buyer's default, Seller's damages would be difficult to ascertain and the Deposit represents a reasonable estimate of such damages under the circumstances. If Seller should default in the performance of any of Seller's obligations in this Agreement or if any of Seller's representations or warranties shall be untrue and such default or breach is discovered prior to Closing, subject to the limitations contained in Section 8 and provided that such default or breach materially and adversely affects the value of the Property and provided that Buyer has duly and timely performed all of its obligations and is not in default hereunder, as Buyer's sole and exclusive remedy, Buyer may either (i) terminate this Agreement and request the return of the Deposit, or (ii) bring an action for specific performance of this Agreement; provided, however, in the event of a material default by Seller which is not cured within a reasonable time after receipt of written notice from Buyer, if such default results from the willful or intentional misconduct or fraud by Seller, and Buyer elects to terminate this Agreement, in addition to the return of the Deposit, Seller shall reimburse Buyer for all out-of-pocket expenses actually incurred by Buyer in connection with the negotiation of this Agreement and the performance of Buyer's obligations hereunder. In either event, Seller shall not be liable to Buyer for any actual, direct, incidental, special, consequential, punitive or other damages on account thereof.

          (b) If Buyer should default in any material respect in the performance of any of Buyer's obligations under this Agreement or any of the documents to be delivered by Buyer at Closing pursuant to Section 6(c), or if any of Buyer's
                                          -----------
representations or warranties shall be untrue in any material respect and such default or breach is not discovered until following the Closing, Seller shall be entitled to exercise any and all rights it might otherwise has to sue for damages or seek other remedies on account of such default by Buyer. If Seller should default in the performance of any of Seller's obligations in this Agreement or any of the documents to be delivered by Seller at Closing pursuant to Section 6(d), or if any of Seller's representations or warranties shall be
   -----------
untrue in any respect and such default or breach is nor discovered until following the Closing, subject to the limitations contained in Section 8 and provided that such default or breach materially and adversely affects the value of the Property, if such default is not cured within a reasonable time after receipt of written notice from Buyer, Buyer shall be entitled to exercise any and all rights it might otherwise have to sue for damages or seek other remedies on account of such default by Seller, provided, however, that Seller shall not be liable to Buyer for any incidental, consequential, punitive or other special damages on account thereof, and provided, further, in the event of a material default by Seller which results from willful or intentional misconduct or fraud by Seller, the condition that such default materially and adversely affect the value of the Property shall not apply.

          (c) Except as expressly provided in this Section 11, Seller shall not
                                                   ----------
be liable to Buyer or any other person, in damages or otherwise, for any default in the performance of any of Seller's obligations in this Agreement or any of the documents to be delivered by Seller at Closing pursuant to Section 6(d), or
                                                               -----------
any breach or failure of any representation or warranty provided in this Agreement or such documents. In no event shall Seller be liable following the Closing for any default in the performance of any of Seller's obligations in this Agreement or any breach or failure of any representation or warranty , in either case discovered by Buyer prior to Closing.

          (d) The provisions of this Section 11 shall survive the Closing and
                                     ----------
the delivery of the Deed and the Assignment and Assumption of Ground Lease and any other documents to be delivered pursuant to Section 6.
                                                ---------

     12.  Miscellaneous.
          -------------

          (a)  Notices. Unless otherwise provided herein, any notice required or
               -------
permitted to be given under this Agreement shall be in writing and shall be deemed to have been given the day after such notice was deposited with a nationally-recognized overnight delivery service, or the date sent by confirmed telecopy and addressed as follows:

              If to Buyer:         DRA Advisors, Inc.
              -----------
                                   220 East 42/nd/ Street
                                   27/th/ Floor
                                   New York, NY 10017
                                   Attn: Andrew E. Peltz
                                   Fax No: (212) 697-7403

              Copy to:             Blank Rome Tenzer Greenblatt LLP
              -------
                                   405 Lexington Avenue
                                   New York, NY 10174
                                   Attn: Martin Luskin
                                   Fax No: (212) 885-5003

              If to Seller:        Mount Pleasant KPT LLC
              ------------
                                   c/o Konover Property Trust, Inc.
                                   3434 Kildaire Farm Road, Suite 200
                                   Raleigh, NC 27606
                                   Attn: Legal Department
                                   Fax No: (919) 372-3261

              Copy to:             Mayer, Brown & Platt
              -------
                                   1909 K Street, N.W.
                                   Washington, D.C. 20006
                                   Attn: Howard A. Parelskin
                                   Fax No: (202) 263-3300

or such other address as either party may from time to time specify in writing to the other.

          (b) Brokers and Finders. Neither party has had any contact or dealings
              -------------------
regarding the Property, or any communication in connection with the subject matter of this transaction, through any licensed real estate broker or other person who can claim a right to a commission or finder's fee as a procuring cause of the sale contemplated herein, except for Credit Suisse First Boston Corporation ("Broker"), whose commission or fee shall be paid by Seller pursuant
              ------
to a separate agreement. Buyer shall indemnify, save harmless and defend Seller from any liability, cost, or expense (including reasonable attorneys' fees) arising out of or connected with any claim for any commission or compensation made by any person or entity claiming to have been retained or contacted by Buyer in connection with this transaction, other than Broker. Seller shall indemnify, save harmless and defend Buyer from any liability, cost, or expense (including reasonable attorneys' fees) arising out of or connected with any claim for any commission or compensation made by any person or entity claiming to have been retained or contacted by Seller in connection with this transaction, including Broker. The provisions of this paragraph shall survive the Closing and any termination of this Agreement.

          (c) Successors and Assigns. Neither party may assign this Agreement
              ----------------------
without the prior written consent of the other, and any such prohibited assignment shall be void; provided, however, that Buyer may, at Closing, assign its rights to purchase the Property to a limited partnership or limited liability company in which DRA Advisors, Inc. (or its principals or an entity directly or indirectly controlled by DRA Advisors, Inc.) is the sole general partner (if a limited partnership) or manager (if a limited liability company), or a real estate investment trust in which DRA Advisors, Inc. (or its principals or an entity directly or indirectly controlled by DRA Advisors, Inc.) is the sole trustee or otherwise controls the decision-making of such trust; and provided, further, that following such assignment, DRA Advisors, Inc. shall be released from any further liability under this Agreement from and after the Closing so long as the Closing actually occurs and the sale of the Property to the proposed assignee is consummated in accordance with the provisions of this Agreement. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the respective legal representatives, successors, assigns, heirs, and devisees of the parties.

          (d) Amendments. Except as otherwise provided herein, this Agreement
              ----------
may be amended or modified only by a written instrument executed by Seller and Buyer.

          (e) Continuation and Survival. All representations and warranties by
              -------------------------
the respective parties contained herein or made in writing pursuant to this Agreement shall survive the execution and delivery of this Agreement, the delivery of the Deed and transfer of title for a period ending on the later of six (6) months following the Closing or December 15, 2002, except as otherwise expressly provided in this Agreement. In addition, the provisions of this Agreement that contemplate performance after the Closing and the obligations of the parties not fully performed at the Closing shall survive the Closing and shall not be deemed to be merged into or waived by the instruments of Closing.

          (f) Governing Law. This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of South Carolina.

          (g) Merger of Prior Agreements. This Agreement, including the exhibits
              --------------------------
hereto, constitutes the entire agreement between the parties with respect to the purchase and sale of the Property and supersedes all prior agreements and understandings between the parties hereto relating to the subject matter hereof.

          (h) Enforcement. In the event either party hereto fails to perform any
              -----------
of its obligations under this Agreement or in the event a dispute arises concerning the meaning or interpretation of any provision of this Agreement, the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable attorneys' fees.

          (i) Time of the Essence. Time is of the essence in the performance of
              -------------------
this Agreement.

          (j) Execution in Counterparts. This Agreement may be executed in any
              -------------------------
number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one Agreement. To facilitate execution of this Agreement, the parties may execute and exchange by telephone facsimile counterparts of the signature pages.

        (k)   Calculation of Time Periods. Unless otherwise specified, in
              ---------------------------
computing any period of time described herein, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a Saturday, Sunday or legal holiday for national banks in the location where the Property is located, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday, or legal holiday. The last day of any period of time described herein shall be deemed to end at 6:00 p.m. North Carolina time.

        (l)   Confidentiality.
              ---------------

              (i) Buyer and Seller agree to keep all details of the transaction contemplated hereby confidential until Closing, absent the prior written consent of the other party.

              (ii) The foregoing shall not preclude Buyer from (A) discussing the substance or any relevant details of this transaction with any of its attorneys, accountants, professional consultants, lenders, partners, investors, or any prospective lender, partner or investor, as the case may be,
(B) engaging in its usual and customary business activities relating to the ownership, management and operation of the Property following the Closing, and shall not preclude either party (Y) from complying with laws, rules, regulations and court orders, including without limitation, governmental, regulatory, or stock exchange disclosure, tax and reporting requirements, or (Z) from disclosing such information as may otherwise be a matter of public record.

              (iii) In addition to any other remedies available to a party, each party shall have the right to seek equitable relief, including without limitation injunctive relief or specific performance, against the other party in order to enforce the provisions of this Section 12(l).
                                           -------------

              (iv) Buyer shall not record this Agreement or any affidavit or memorandum of this Agreement or any document to which this Agreement is attached.

        (m)   Further Assurances. In addition to the acts and deeds recited
              ------------------
herein and contemplated to be performed, executed and/or delivered by either party at Closing, each party agrees to perform, execute and deliver, but without any obligation to incur any additional liability or expense, on or after the Closing any further deliveries and assurances as may be reasonably necessary to consummate the transactions contemplated hereby or to further perfect the conveyance, transfer and assignment of the Property to Buyer.

                            [signature page follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                               BUYER:      DRA ADVISORS, INC.,
                                           a Delaware corporation

                                           By:  ________________________________
                                           Name:
                                           Title:

                               SELLER:     MOUNT PLEASANT KPT LLC,
                                           a Delaware limited liability company
                                           By: MOUNT PLEASANT FORMATION INC., a
                                               Delaware Corporation,
                                               its Managing Member


                                           By:  ________________________________
                                           Name:  ______________________________
                                           Title:  _____________________________

LIST OF EXHIBITS
----------------

Exhibits A-1 - A-3         Legal Descriptions of Property

Exhibit B                  Escrow Provisions

Exhibit C-1                Form of Tenant Estoppel Certificate

Exhibit C-2                Consolidated Theatres Estoppel

Exhibit C-3                Ground Lease Estoppel

Exhibit D                  Form of Assignment and Assumption of Ground Lease

Exhibit E                  Form of Assignment and Assumption of Leases

Exhibit F                  Form of Assignment of Service Contracts, Warranties
                           and Guaranties, and Other Intangible Property

Exhibit G                  Form of Bill of Sale

Exhibit H                  Form of Notice to Tenants

Exhibit I                  Form of FIRPTA Certificate

Exhibit J                  Form of Management Agreement

Exhibit K                  Tenant List

Exhibit L                  Initial Due Diligence Materials

Exhibit M                  Association Estoppel Certificate

Exhibit N                  Mortgage Documents

Exhibit O                  Assumed Contracts

Exhibit P                  Tax-Related Proceedings

Exhibit Q                  Tangible Personal Property

Exhibit R                  Warranties and Guarantees